                                                                EXHIBIT 10(A)(1)

                                January 2, 1996




1~

Dear 2~:


                             STOCK OPTION AGREEMENT
                             ----------------------

THIS STOCK OPTION AGREEMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933.

         Section 1. The Key Employees' Stock Option Plan (hereinafter called the "Plan"), was originally adopted by the Board of Directors and the shareholders of the Company in 1947, and was most recently reauthorized by the shareholders on April 15, 1991, and amended by the Board of Directors on June 3, 1991.

         The Compensation Committee of the Board of Directors has granted to you, as of January 2, 1996, options to purchase 3~ shares of common stock of the Company at a price of $68.75 per share, upon the terms and conditions set forth in this letter and the Plan. This option price represents 100% of the fair market value of the common stock on the date of grant, as calculated under the Plan.

         Of the options granted to you, 4~ are INCENTIVE STOCK OPTIONS, and 5~ are NON-INCENTIVE STOCK OPTIONS.

         All of the options granted to you shall become exercisable on January 2, 1996, and subject to the terms and conditions of this letter, shall remain exercisable through January 1, 2006.

         The incentive stock options granted to you shall be reclassified as non-incentive stock options if they are not exercised within three months after termination of your employment for any reason, including early or normal retirement, except permanent or total disability as described in Section 7, in which case reclassification shall occur one year after disability, or death, in which case reclassification will not occur.

         This option may be exercised by you, subject to the further provisions of this letter, at any time, but in no event later than January 1, 2006.

         This grant and exercise of this option is subject to the condition that this option, together with any other options granted on January 2, 1996, will conform with any applicable provisions of any State or Federal law or regulation in force either at the time of grant of the option or the exercise thereof. The Compensation Committee and the Board of Directors reserve the right pursuant to the condition mentioned in this paragraph to terminate all or a portion of this option in the event that in the opinion of said Committee and Board, with the advice of counsel of the Company, this option or the exercise thereof, together with any other options granted on January 2, 1996, does not conform with any such applicable State or Federal law or regulation. Your ability to exercise your options and receive the benefits of such exercise are further contingent upon your agreement that you will remit to the Company any taxes which the Company is required by law to collect from you. The Company reserves the right to deduct from the total number of shares purchased by you pursuant to the exercise of the options the number of shares the fair market value of which equals any tax withholding obligation which it has upon your exercise of the option. The Company also reserves the right to require that any such taxes be remitted to the Company from the proceeds of the sale of any stock acquired by you through exercise of the option by any brokerage effecting such sale.

         Section 2. The option hereby granted may be exercised at any time as to all or any of the shares then purchasable in accordance with Section 1 hereof by payment in full therefor, at the corporate offices of the Company, either in (a) cash (including checks, bank draft or money order) or (b) by delivering common stock of the Company owned of record by you, or a combination of common stock of the Company owned of record by you and cash. The fair market value of the common stock so delivered shall be the arithmetic mean of the high and low price of the common stock on the New York Stock Exchange - Composite Transactions listing on the exercise date. The utilization of common stock for all or part of the option price shall be subject to rules and conditions issued by the Board of Directors or Compensation Committee including but not limited to common stock holding period requirements relating to pyramiding rules, regulations, principles and practices of the Internal Revenue Service, the Securities and Exchange Commission and the accounting profession. Upon receipt of such payment, the Company will issue, sell and deliver fully paid and nonassessable shares of common stock, having a par value of $5.00 per share, of the Company in the amount for which payment is so made. As soon as practicable after such payment, a certificate or certificates representing the shares of stock so purchased will be issued.

         Section 3. This section is applicable only with respect to non-incentive stock options.

         (a) As an alternative to the exercise provisions contained in Section 2 above, you may under certain limited conditions hereinafter set forth, elect to surrender and terminate the option granted herein as to all or any of the shares then purchasable in accordance with Sections 1 and 12 hereof and receive cash from the Company.

         (b)  A written application containing an election to exercise this
Section 3 alternative must be submitted to the Secretary of the Company, or his or her designee during the period which commences on the date on which a "Change in Control", as defined in the Plan, occurs and ends on the 60th day thereafter. Notwithstanding the foregoing, however, if a Change in Control occurs within six months after the date on which this option was granted, then the period during which this Section 3 alternative may be exercised shall commence on the first day after six months have elapsed from the date on which this option was granted, and shall end on the 60th day thereafter.

         (c) The amount of cash paid upon exercise of this Section 3 alternative shall equal the total number of option shares surrendered multiplied by the amount by which the fair market value of a share of the Company's common stock on the date of exercise exceeds the option price. The fair market value of common stock, for purposes of this paragraph, shall be the arithmetic mean of the high and low prices of the common stock as reported on the New York Stock Exchange-Composite Transactions listing (or similar report) on the exercise date as determined in this Section 3(c), or, if no sale was made on such date, then on the next preceding day on which a sale was made.

         (d) An exercise of this Section 3 alternative that not does not occur within a period described in Section 3(b) shall be invalid.

         Section 4. You are required to notify the Secretary of the Company, or his designee, in the event you dispose of any of the shares acquired as a result of the exercise of any incentive stock option granted to you hereunder within two (2) years from the date of this option letter or within one (1) year from the date upon which such shares were acquired by you through the exercise of this option.

         Section 5. The option hereby granted is personal to you and is not assignable except as otherwise provided in Section 8 hereof.

         Section 6. If your employment with the Company or a subsidiary of the Company terminates prior to January 1, 2006, by reason of normal or early retirement, as provided in the Company's Retirement Program For Salaried Employees (or as provided in a subsidiary company's salaried pension plan in the event your benefits are received solely from the subsidiary's plan) in effect at the time of your retirement, your privilege to purchase shares may be exercised by you at any time but in no event later than the expiration date of your option.

         Section 7. If your employment with the Company or a subsidiary company terminates prior to January 1, 2006 by reason of permanent and total disability, determined on the basis of medical evidence satisfactory to the Company, your privilege to purchase shares may be exercised by you at any time within three years of disability, but in no event later than the expiration date of your option, and thereafter shall terminate.

         Section 8. If you should die prior to January 1, 2006, your privilege to purchase shares may be exercised by your executors or administrators at any time within twelve (12) months of the date of your death, but in no event later than the expiration date of your option, and thereafter shall terminate.

         Section 9. If your employment with the Company or a subsidiary company terminates for any reason other than death, retirement or permanent and total disability referred to in Sections 6, 7 and 8 above, your privilege to purchase shares may be exercised by you at any time within ninety (90) days of the termination of your employment, but in no event later than the expiration date of your option, and thereafter shall terminate. This agreement is not intended to place upon you any obligation to continue, nor to place upon the Company any obligation to continue you, in the employment of the Company or its subsidiary and you and the Company shall be free to terminate your employment as if this agreement had never been made.

         Section 10. Subject to the provisions of Sections 11 and 12 hereof, in case dividends payable in common stock of the Company are declared by the Company or in case of the subdivision or combination of shares of common stock of the Company, the number of shares deliverable upon exercise of the privilege to purchase hereunder shall be increased or decreased proportionately, as the case may be, and appropriate adjustments in the purchase price shall be made without change in the aggregate purchase price, all as determined by the Board of Directors or the Compensation Committee; provided that no fractions of a share shall be deliverable.

         Section 11. Subject to the provisions of Section 12 hereof, in the event of reorganization, merger or consolidation, in which the Company is the survivor, the Board of Directors or the Compensation Committee shall have the right, upon previous written notice to you, to terminate, upon the expiration of at least thirty (30) days from the date of personal delivery or mailing of such notice to you, the purchase privilege hereunder as to the shares undelivered and unpaid for at the time of giving such notice; provided, however, that prior to the expiration of such period, but in no event later than January 1, 2006, you may pay for and receive the number of shares which you were entitled to purchase at the time of giving such notice. The purchase privilege hereunder as to all shares not so purchased and paid for within such period shall terminate.

         Section 12. In the event of a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, any outstanding options hereunder shall terminate, provided that you shall, in such event, have the right immediately prior to such dissolution, liquidation, merger, consolidation, sale of assets or reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, to exercise the unexercised portion of the option in whole or in part. Nothing herein contained shall prevent the assumption and continuation of this option or the substitution of a new option by the surviving corporation.

         Section 13. You are not entitled by virtue of your acceptance of this option letter to any rights of a shareholder of the Company or to notice of meetings of shareholders or of any other proceedings of the Company.

         Section 14. All notices hereunder to the Company shall be delivered personally or mailed to its corporate offices, attention: Secretary, 3925 Embassy Parkway, Akron, Ohio 44333-1799, and all notices hereunder to you shall be delivered personally or mailed to you at your address noted above. Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Company or to you, as the case may be.

         Section 15. This option letter and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan as approved by the Board of Directors and shareholders, which are controlling. All decisions or interpretations of the Board of Directors and of the Compensation Committee referred to herein shall be binding and conclusive upon you or upon your executors or administrators upon any question arising hereunder or under the Plan.


         This option letter, when accepted by you, will constitute an agreement between us as of the date first above written, which shall bind and inure to the benefit of our respective executors, administrators, successors and assigns.

                                    Very truly yours,

                                    THE B.F.GOODRICH COMPANY


                                    By___________________________
                                         Vice President
                                    On behalf of the Compensation
                                    Committee of the Board of Directors

Accepted:


___________________________________1996
         (Date)


___________________________________
         (Signature)

                                January 2, 1996




1~

Dear 2~:


                             STOCK OPTION AGREEMENT
                             ----------------------

THIS STOCK OPTION AGREEMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933.

         Section 1. The Key Employees' Stock Option Plan (hereinafter called the "Plan"), was originally adopted by the Board of Directors and the shareholders of the Company in 1947, and was most recently reauthorized by the shareholders on April 15, 1991, and amended by the Board of Directors on June 3, 1991.

         The Compensation Committee of the Board of Directors has granted to you, as of January 2, 1996, options to purchase 3~ shares of common stock of the Company at a price of $68.75 per share, upon the terms and conditions set forth in this letter and the Plan. This option price represents 100% of the fair market value of the common stock on the date of grant, as calculated under the Plan.

         Of the options granted to you, 4~ are INCENTIVE STOCK OPTIONS, and 5~ are NON-INCENTIVE STOCK OPTIONS.

         All of the options granted to you shall become exercisable on January 2, 1996, and subject to the terms and conditions of this letter, shall remain exercisable through January 1, 2006.

         The incentive stock options granted to you shall be reclassified as non-incentive stock options if they are not exercised within three months after termination of your employment for any reason, including early or normal retirement, except permanent or total disability as described in Section 6, in which case reclassification shall occur one year after disability, or death, in which case reclassification will not occur.

         This option may be exercised by you, subject to the further provisions of this letter, at any time, but in no event later than January 1, 2006.

         This grant and exercise of this option is subject to the condition that this option, together with any other options granted on January 2, 1996, will conform with any applicable provisions of any State or Federal law or regulation in force either at the time of grant of the option or the exercise thereof. The Compensation Committee and the Board of Directors reserve the right pursuant to the condition mentioned in this paragraph to terminate all or a portion of this option in the event that in the opinion of said Committee and Board, with the advice of counsel of the Company, this option or the exercise thereof, together with any other options granted on January 2, 1996, does not conform with any such applicable State or Federal law or regulation. Your ability to exercise your options and receive the benefits of such exercise are further contingent upon your agreement that you will remit to the Company any taxes which the Company is required by law to collect from you. The Company reserves the right to deduct from the total number of shares purchased by you pursuant to the exercise of the options the number of shares the fair market value of which equals any tax withholding obligation which it has upon your exercise of the option. The Company also reserves the right to require that any such taxes be remitted to the Company from the proceeds of the sale of any stock acquired by you through exercise of the option by any brokerage effecting such sale.

         Section 2. The option hereby granted may be exercised at any time as to all or any of the shares then purchasable in accordance with Section 1 hereof by payment in full therefor, at the corporate offices of the Company, either in (a) cash (including checks, bank draft or money order) or (b) by delivering common stock of the Company owned of record by you, or a combination of common stock of the Company owned of record by you and cash. The fair market value of the common stock so delivered shall be the arithmetic mean of the high and low price of the common stock on the New York Stock Exchange - Composite Transactions listing on the exercise date. The utilization of common stock for all or part of the option price shall be subject to rules and conditions issued by the Board of Directors or Compensation Committee including but not limited to common stock holding period requirements relating to pyramiding rules, regulations, principles and practices of the Internal Revenue Service, the Securities and Exchange Commission and the accounting profession. Upon receipt of such payment, the Company will issue, sell and deliver fully paid and nonassessable shares of common stock, having a par value of $5.00 per share, of the Company in the amount for which payment is so made. As soon as practicable after such payment, a certificate or certificates representing the shares of stock so purchased will be issued.

         Section 3. You are required to notify the Secretary of the Company, or his designee, in the event you dispose of any of the shares acquired as a result of the exercise of any incentive stock option granted to you hereunder within two (2) years from the date of this option letter or within one (1) year from the date upon which such shares were acquired by you through the exercise of this option.

         Section 4. The option hereby granted is personal to you and is not assignable except as otherwise provided in Section 7 hereof.

         Section 5. If your employment with the Company or a subsidiary of the Company terminates prior to January 1, 2006, by reason of normal or early retirement, as provided in the Company's Retirement Program For Salaried Employees (or as provided in a subsidiary company's salaried pension plan in the event your benefits are received solely from the subsidiary's plan) in effect at the time of your retirement, your privilege to purchase shares may be exercised by you at any time but in no event later than the expiration date of your option.

         Section 6. If your employment with the Company or a subsidiary company terminates prior to January 1, 2006 by reason of permanent and total disability, determined on the basis of medical evidence satisfactory to the Company, your privilege to purchase shares may be exercised by you at any time within three years of disability, but in no event later than the expiration date of your option, and thereafter shall terminate.

         Section 7. If you should die prior to January 1, 2006, your privilege to purchase shares may be exercised by your executors or administrators at any time within twelve (12) months of the date of your death, but in no event later than the expiration date of your option, and thereafter shall terminate.

         Section 8. If your employment with the Company or a subsidiary company terminates for any reason other than death, retirement or permanent and total disability referred to in Sections 5, 6 and 7 above, your privilege to purchase shares may be exercised by you at any time within ninety (90) days of the termination of your employment, but in no event later than the expiration date of your option, and thereafter shall terminate. This agreement is not intended to place upon you any obligation to continue, nor to place upon the Company any obligation to continue you, in the employment of the Company or its subsidiary and you and the Company shall be free to terminate your employment as if this agreement had never been made.

         Section 9. Subject to the provisions of Sections 10 and 11 hereof, in case dividends payable in common stock of the Company are declared by the Company or in case of the subdivision or combination of shares of common stock of the Company, the number of shares deliverable upon exercise of the privilege to purchase hereunder shall be increased or decreased proportionately, as the case may be, and appropriate adjustments in the purchase price shall be made without change in the aggregate purchase price, all as determined by the Board of Directors or the Compensation Committee; provided that no fractions of a share shall be deliverable.

         Section 10. Subject to the provisions of Section 11 hereof, in the event of reorganization, merger or consolidation, in which the Company is the survivor, the Board of Directors or the Compensation Committee shall have the right, upon previous written notice to you, to terminate, upon the expiration of at least thirty (30) days from the date of personal delivery or mailing of such notice to you, the purchase privilege hereunder as to the shares undelivered and unpaid for at the time of giving such notice; provided, however, that prior to the expiration of such period, but in no event later than January 1, 2006, you may pay for and receive the number of shares which you were entitled to purchase at the time of giving such notice. The purchase privilege hereunder as to all shares not so purchased and paid for within such period shall terminate.

         Section 11. In the event of a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, any outstanding options hereunder shall terminate, provided that you shall, in such event, have the right immediately prior to such dissolution, liquidation, merger, consolidation, sale of assets or reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, to exercise the unexercised portion of the option in whole or in part. Nothing herein contained shall prevent the assumption and continuation of this option or the substitution of a new option by the surviving corporation.

         Section 12. You are not entitled by virtue of your acceptance of this option letter to any rights of a shareholder of the Company or to notice of meetings of shareholders or of any other proceedings of the Company.

         Section 13. All notices hereunder to the Company shall be delivered personally or mailed to its corporate offices, attention: Secretary, 3925 Embassy Parkway, Akron, Ohio 44333-1799, and all notices hereunder to you shall be delivered personally or mailed to you at your address noted above. Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Company or to you, as the case may be.

         Section 14. This option letter and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan as approved by the Board of Directors and shareholders, which are controlling. All decisions or interpretations of the Board of Directors and of the Compensation Committee referred to herein shall be binding and conclusive upon you or upon your executors or administrators upon any question arising hereunder or under the Plan.

         This option letter, when accepted by you, will constitute an agreement between us as of the date first above written, which shall bind and inure to the benefit of our respective executors, administrators, successors and assigns.

                                    Very truly yours,

                                    THE B.F.GOODRICH COMPANY



                                    By______________________________
                                          Vice President
                                    On behalf of the Compensation
                                    Committee of the Board of Directors

Accepted:


________________________________1996
         (Date)


________________________________
         (Signature)

                                January 2, l996


1~

Dear 2~:
                             STOCK OPTION AGREEMENT
                             ----------------------

THIS STOCK OPTION AGREEMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933.

         Section 1. The Key Employees' Stock Option Plan (hereinafter called the "Plan"), was originally adopted by the Board of Directors and the shareholders of the Company in 1947, and was most recently reauthorized by the shareholders on April 15, 1991, and amended by the Board of Directors on June 3, 1991.

         The Compensation Committee of the Board of Directors has granted to you, as of January 2, 1996, options to purchase 3~ shares of common stock of the Company at a price of $68.75 per share, upon the terms and conditions set forth in this letter and the Plan. This option price represents 100% of the fair market value of the common stock on the date of grant, as calculated under the Plan.

         All of the options granted to you are INCENTIVE STOCK OPTIONS. The dates on which the options granted to you become exercisable, and the number of shares of common stock which become purchasable on each of those dates are as follows:

                                                   Number of Shares Purchasable
                                                   ----------------------------
         Prior to January 2, 1997                  0

         January 2, 1997                           0 - Incentive Stock Options

         January 2, 1998                           0 - Incentive Stock Options

         January 2, 1999                           0 - Incentive Stock Options


Once exercisable, all options granted hereunder shall, subject to the terms and conditions of this letter, remain exercisable through January 1, 2006. The incentive stock options granted to you shall be reclassified as non-incentive stock options if they are not exercised within three months after termination of your employment for any reason, including early or normal retirement, except permanent or total disability as described in Section 6, in which case reclassification shall occur one year after disability, or death, in which case reclassification will not occur.

         In making this grant to you of the option to purchase shares, the Committee has taken into account an evaluation of your services based on your responsibilities and performance and your potential future value to the Company. In the event, however, that in the opinion of the Board of Directors or the Compensation Committee (and such opinion shall be conclusive in the matter) there should be at any time or times hereafter during the period of the option a change in the evaluation of your services and such responsibilities, performance, or potential future value, the Board of Directors or the Compensation Committee shall have the right thereafter to terminate, upon such future date as may be specified in a written notice mailed or personally delivered to you, the option hereunder as to all or any part of the shares for which the applicable installment dates shall not have occurred on or prior to the date specified in such notice. The option as to any shares not so terminated may be exercised by you, subject to the further provisions of this letter, at any time on or after their applicable installment dates, but in no event later than April 21, 2006.

         This grant and exercise of this option is subject to the condition that this option, together with any other options granted on April 22, 1996, will conform with any applicable provisions of any State or Federal law or regulation in force either at the time of grant of the option or the exercise thereof. The Compensation Committee and the Board of Directors reserve the right pursuant to the condition mentioned in this paragraph to terminate all or a portion of this option in the event that in the opinion of said Committee and Board, with the advice of counsel of the Company, this option or the exercise thereof, together with any other options granted as of April 22, 1996, does not conform with any such applicable State or Federal law or regulation. Your ability to exercise your options and receive the benefits of such exercise are further contingent upon your agreement that you will remit to the Company any taxes which the Company is required by law to collect from you. The Company reserves the right to deduct from the total number of shares purchased by you pursuant to the exercise of the options the number of shares the fair market value of which equals any tax withholding obligation which it has upon your exercise of the option. The Company also reserves the right to require that any such taxes be remitted to the Company from the proceeds of the sale of any stock acquired by you through exercise of the option by any brokerage effecting such sale.

         Section 2. The option hereby granted may be exercised at any time as to all or any of the shares then purchasable in accordance with Section 1 hereof by payment in full therefor, at the corporate offices of the Company, either in (a) cash (including checks, bank draft or money order) or (b) by delivering common stock of the Company owned of record by you, or a combination of common stock of the Company owned of record by you and cash. The fair market value of the common stock so delivered shall be the arithmetic mean of the high and low price of the common stock on the New York Stock Exchange-Composite Transactions listing on the exercise date. The utilization of common stock for all or part of the option price shall be subject to rules and conditions issued by the Board of Directors or Compensation Committee including but not limited to common stock holding period requirements relating to pyramiding rules, regulations, principles and practices of the Internal Revenue Service, the Securities and Exchange Commission and the accounting profession. Upon receipt of such payment, the Company will issue, sell and deliver fully paid and nonassessable shares of common stock, having a par value of $5.00 per share, of the Company in the amount for which payment is so made. As soon as practicable after such payment, a certificate or certificates representing the shares of stock so purchased will be issued.

         Section 3. You are required to notify the Secretary of the Company, or his designee, in the event you dispose of any of the shares acquired as a result of the exercise of any incentive stock option granted to you hereunder within two (2) years from the date of this option letter or within one (1) year from the date upon which such shares were acquired by you through the exercise of this option.

         Section 4. The option hereby granted is personal to you and is not assignable except as otherwise provided in Section 7 hereof.

         Section 5. If your employment with the Company or a subsidiary company terminates prior to April 21, 2006, by reason of retirement at the Normal Retirement Date or later, as defined in the Company's Retirement Program For Salaried Employees (or as defined in a subsidiary company's salaried pension plan in the event your benefits are received solely from the subsidiary's plan) in effect at the time of your retirement, the number of shares which were not immediately purchasable pursuant to the schedule contained in Section 1 at the time of such termination of employment shall become immediately purchasable by you together with the number of shares that were purchasable by you under the option at the time of your termination of employment by reason of retirement at the Normal Retirement Date or later.
Such purchase privilege may be exercised by you at any time but in no event later than the expiration date of your option. If your employment with the Company or a subsidiary of the Company terminates prior to the expiration date of your option by reason of your early retirement as provided under the terms of The B.F.Goodrich Company Retirement Program For Salaried Employees (or as defined in a subsidiary company's salaried pension plan in the event your benefits are received solely from the subsidiary's plan) in effect at the time of your early retirement, the number of shares purchasable will continue to become purchasable in accordance with the schedule contained in Section 1 of the option letter. Such purchase privilege may be exercised by you at any time but in no event later than the expiration date of your option.

         Section 6. If your employment with the Company or a subsidiary company terminates prior to April 21, 2006 by reason of permanent and total disability, determined on the basis of medical evidence satisfactory to the Company, the number of shares which were not immediately purchasable pursuant to the schedule contained in Section 1 at the time of such termination of employment shall become immediately exercisable together with the number of shares that were purchasable by you under the option at the time of your termination of employment by reason of permanent or total disability. Such purchase privileges may be exercised by you at any time within three years of disability, but in no event later than the expiration date of your option, and thereafter shall terminate.

         Section 7. If you should die prior to April 21, 2006, the number of shares which were not immediately purchasable pursuant to the schedule contained in Section l at the time of your death shall become immediately exercisable together with the number of shares which were purchasable by you under the option at the time of your death. Such purchase privilege may be exercised by your executors or administrators at any time within twelve (12) months of the date of your death, but in no event later than the expiration date of your option, and thereafter shall terminate.

         Section 8. If your employment with the Company or a subsidiary company terminates for any reason other than death, retirement or permanent and total disability referred to in Sections 5, 6 and 7 above, the option shall be limited to the number of shares which were immediately purchasable by you at the time of termination of your employment, and the option as to the remaining shares shall terminate forthwith. Such limited purchase privileges may be exercised by you at any time within ninety (90) days of the termination of your employment, but in no event later than the expiration date of your option, and thereafter shall terminate. This agreement is not intended to place upon you any obligation to continue, nor to place upon the Company any obligation to continue you, in the employment of the Company or its subsidiary and notwithstanding that some or all of the shares to which your option relates shall not yet have become purchasable by you in accordance with the terms of this agreement, you and the Company shall be free to terminate your employment as if this agreement had never been made.

         Section 9. Subject to the provisions of Sections 10 and 11 hereof, in case dividends payable in common stock of the Company are declared by the Company or in case of the subdivision or combination of shares of common stock of the Company, the number of shares deliverable upon exercise of the privilege to purchase hereunder shall be increased or decreased proportionately, as the case may be, and appropriate adjustments in the purchase price shall be made without change in the aggregate purchase price, all as determined by the Board of Directors or the Compensation Committee; provided that no fractions of a share shall be deliverable.

         Section 10. Subject to the provisions of Section 11 hereof, in the event of reorganization, merger or consolidation, in which the Company is the survivor, the Board of Directors or the Compensation Committee shall have the right, upon previous written notice to you, to terminate, upon the expiration of at least thirty (30) days from the date of personal delivery or mailing of such notice to you, the purchase privilege hereunder as to the shares undelivered and unpaid for at the time of giving such notice; provided, however, that prior to the expiration of such period, but in no event later than April 21, 2006, you may pay for and receive the number of shares which you were entitled to purchase at the time of giving such notice. The purchase privilege hereunder as to all shares not so purchased and paid for within such period shall terminate.

         Section 11. In the event of a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, any outstanding options hereunder shall terminate, provided that you shall, in such event, have the right immediately prior to such dissolution, liquidation, merger, consolidation, sale of assets or reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, to exercise the unexercised portion of the option in whole or in part without regard to the exercisable date contained in this option. Nothing herein contained shall prevent the assumption and continuation of this option or the substitution of a new option by the surviving corporation. The unexercised portion of this option which is not exercisable shall become immediately exercisable on the date on which a "Change in Control Event", as defined in the Plan, occurs.

         Section 12. You are not entitled by virtue of your acceptance of this option letter to any rights of a shareholder of the Company or to notice of meetings of shareholders or of any other proceedings of the Company.

         Section 13. All notices hereunder to the Company shall be delivered personally or mailed to its corporate offices, attention: Secretary, 3925 Embassy Parkway, Akron, Ohio 44333-1799 and all notices hereunder to you shall be delivered personally or mailed to you at your address noted above. Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Company or to you, as the case may be.

         Section 14. This option letter and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan as approved by the Board of Directors and shareholders, which are controlling. All decisions or interpretations of the Board of Directors and of the Compensation Committee referred to herein shall be binding and conclusive upon you or upon your executors or administrators upon any question arising hereunder or under the Plan.

         This option letter, when accepted by you, will constitute an agreement between us as of the date first above written, which shall bind and inure to the benefit of our respective executors, administrators, successors and assigns.

                                       Very truly yours,

                                       THE B.F.GOODRICH COMPANY


                                       By:______________________________________
                                            Vice President
                                       On behalf of the Compensation
                                       Committee of the Board of Directors
Accepted:

__________________________________1996
         (Date)


__________________________________
         (Signature)

                                January 2, 1996

1~

Dear 2~:
                             STOCK OPTION AGREEMENT
                             ----------------------

THIS STOCK OPTION AGREEMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933.

         Section 1. The Key Employees' Stock Option Plan (hereinafter called the "Plan"), was originally adopted by the Board of Directors and the shareholders of the Company in 1947, and was most recently reauthorized by the shareholders on April 15, 1991, and amended by the Board of Directors on June 3, 1991.

         The Compensation Committee of the Board of Directors has granted to you, as of January 2, 1996, options to purchase 3~ shares of common stock of the Company at a price of $68.75 per share, upon the terms and conditions set forth in this letter and the Plan. This option price represents 100% of the fair market value of the common stock on the date of grant, as calculated under the Plan.

         Of the options granted to you, 4~ are INCENTIVE STOCK OPTIONS, and 5~ are NON-INCENTIVE STOCK OPTIONS. The dates on which the options granted to you become exercisable, and the number of shares of common stock which become purchasable on each of those dates under each type of option, are as follows:

                                            Number of Shares Purchasable
                                         -----------------------------------
Prior to January 2, 1997                    0   Incentive Stock Options
                                            0   Non-Incentive Stock Options

January 2, 1997                           509   Incentive Stock Options
                                         1486   Non-Incentive Stock Options

January 2, 1998                          1017   Incentive Stock Options
                                          978   Non-Incentive Stock Options

January 2, 1999                          1454   Incentive Stock Options
                                          256   Non-Incentive Stock Options

Once exercisable, all options granted hereunder shall, subject to the terms and conditions of this letter, remain exercisable through January 1, 2006. The incentive stock options granted to you shall be reclassified as non-incentive stock options if they are not exercised within three months after termination of your employment for any reason, including early or normal retirement, except permanent or total disability as described in Section 6, in which case reclassification shall occur one year after disability, or death, in which case reclassification will not occur.

         In making this grant to you of the option to purchase shares, the Committee has taken into account an evaluation of your services based on your responsibilities and performance and your potential future value to the Company. In the event, however, that in the opinion of the Board of Directors or the Compensation Committee (and such opinion shall be conclusive in the matter) there should be at any time or times hereafter during the period of the option a change in the evaluation of your services and such responsibilities, performance, or potential future value, the Board of Directors or the Compensation Committee shall have the right thereafter to terminate, upon such future date as may be specified in a written notice mailed or personally delivered to you, the option hereunder as to all or any part of the shares for which the applicable installment dates shall not have occurred on or prior to the date specified in such notice. The option as to any shares not so terminated may be exercised by you, subject to the further provisions of this letter, at any time on or after their applicable installment dates, but in no event later than April 21, 2006.

         This grant and exercise of this option is subject to the condition that this option, together with any other options granted on April 22, 1996, will conform with any applicable provisions of any State or Federal law or regulation in force either at the time of grant of the option or the exercise thereof. The Compensation Committee and the Board of Directors reserve the right pursuant to the condition mentioned in this paragraph to terminate all or a portion of this option in the event that in the opinion of said Committee and Board, with the advice of counsel of the Company, this option or the exercise thereof, together with any other options granted as of April 22, 1996, does not conform with any such applicable State or Federal law or regulation. Your ability to exercise your options and receive the benefits of such exercise are further contingent upon your agreement that you will remit to the Company any taxes which the Company is required by law to collect from you. The Company reserves the right to deduct from the total number of shares purchased by you pursuant to the exercise of the options the number of shares the fair market value of which equals any tax withholding obligation which it has upon your exercise of the option. The Company also reserves the right to require that any such taxes be remitted to the Company from the proceeds of the sale of any stock acquired by you through exercise of the option by any brokerage effecting such sale.

         Section 2. The option hereby granted may be exercised at any time as to all or any of the shares then purchasable in accordance with Section 1 hereof by payment in full therefor, at the corporate offices of the Company, either in (a) cash (including checks, bank draft or money order) or (b) by delivering common stock of the Company owned of record by you, or a combination of common stock of the Company owned of record by you and cash. The fair market value of the common stock so delivered shall be the arithmetic mean of the high and low price of the common stock on the New York Stock Exchange-Composite Transactions listing on the exercise date. The utilization of common stock for all or part of the option price shall be subject to rules and conditions issued by the Board of Directors or Compensation Committee including but not limited to common stock holding period requirements relating to pyramiding rules, regulations, principles and practices of the Internal Revenue Service, the Securities and Exchange Commission and the accounting profession. Upon receipt of such payment, the Company will issue, sell and deliver fully paid and nonassessable shares of common stock, having a par value of $5.00 per share, of the Company in the amount for which payment is so made. As soon as practicable after such payment, a certificate or certificates representing the shares of stock so purchased will be issued.

         Section 3. You are required to notify the Secretary of the Company, or his designee, in the event you dispose of any of the shares acquired as a result of the exercise of any incentive stock option granted to you hereunder within two (2) years from the date of this option letter or within one (1) year from the date upon which such shares were acquired by you through the exercise of this option.

         Section 4. The option hereby granted is personal to you and is not assignable except as otherwise provided in Section 7 hereof.

         Section 5. If your employment with the Company or a subsidiary company terminates prior to April 21, 2006, by reason of retirement at the Normal Retirement Date or later, as defined in the Company's Retirement Program For Salaried Employees (or as defined in a subsidiary company's salaried pension plan in the event your benefits are received solely from the subsidiary's plan) in effect at the time of your retirement, the number of shares which were not immediately purchasable pursuant to the schedule contained in Section 1 at the time of such termination of employment shall become immediately purchasable by you together with the number of shares that were purchasable by you under the option at the time of your termination of employment by reason of retirement at the Normal Retirement Date or later.
Such purchase privilege may be exercised by you at any time but in no event later than the expiration date of your option. If your employment with the Company or a subsidiary of the Company terminates prior to the expiration date of your option by reason of your early retirement as provided under the terms of The B.F.Goodrich Company Retirement Program For Salaried Employees (or as defined in a subsidiary company's salaried pension plan in the event your benefits are received solely from the subsidiary's plan) in effect at the time of your early retirement, the number of shares purchasable will continue to become purchasable in accordance with the schedule contained in Section 1 of the option letter. Such purchase privilege may be exercised by you at any time but in no event later than the expiration date of your option.

         Section 6. If your employment with the Company or a subsidiary company terminates prior to April 21, 2006 by reason of permanent and total disability, determined on the basis of medical evidence satisfactory to the Company, the number of shares which were not immediately purchasable pursuant to the schedule contained in Section 1 at the time of such termination of employment shall become immediately exercisable together with the number of shares that were purchasable by you under the option at the time of your termination of employment by reason of permanent or total disability. Such purchase privileges may be exercised by you at any time within three years of disability, but in no event later than the expiration date of your option, and thereafter shall terminate.

         Section 7. If you should die prior to April 21, 2006, the number of shares which were not immediately purchasable pursuant to the schedule contained in Section 1 at the time of your death shall become immediately exercisable together with the number of shares which were purchasable by you under the option at the time of your death. Such purchase privilege may be exercised by your executors or administrators at any time within twelve (12) months of the date of your death, but in no event later than the expiration date of your option, and thereafter shall terminate.

         Section 8. If your employment with the Company or a subsidiary company terminates for any reason other than death, retirement or permanent and total disability referred to in Sections 5, 6 and 7 above, the option shall be limited to the number of shares which were immediately purchasable by you at the time of termination of your employment, and the option as to the remaining shares shall terminate forthwith. Such limited purchase privileges may be exercised by you at any time within ninety (90) days of the termination of your employment, but in no event later than the expiration date of your option, and thereafter shall terminate. This agreement is not intended to place upon you any obligation to continue, nor to place upon the Company any obligation to continue you, in the employment of the Company or its subsidiary and notwithstanding that some or all of the shares to which your option relates shall not yet have become purchasable by you in accordance with the terms of this agreement, you and the Company shall be free to terminate your employment as if this agreement had never been made.

         Section 9. Subject to the provisions of Sections 10 and 11 hereof, in case dividends payable in common stock of the Company are declared by the Company or in case of the subdivision or combination of shares of common stock of the Company, the number of shares deliverable upon exercise of the privilege to purchase hereunder shall be increased or decreased proportionately, as the case may be, and appropriate adjustments in the purchase price shall be made without change in the aggregate purchase price, all as determined by the Board of Directors or the Compensation Committee; provided that no fractions of a share shall be deliverable.

         Section 10. Subject to the provisions of Section 11 hereof, in the event of reorganization, merger or consolidation, in which the Company is the survivor, the Board of Directors or the Compensation Committee shall have the right, upon previous written notice to you, to terminate, upon the expiration of at least thirty (30) days from the date of personal delivery or mailing of such notice to you, the purchase privilege hereunder as to the shares undelivered and unpaid for at the time of giving such notice; provided, however, that prior to the expiration of such period, but in no event later than April 21, 2006, you may pay for and receive the number of shares which you were entitled to purchase at the time of giving such notice. The purchase privilege hereunder as to all shares not so purchased and paid for within such period shall terminate.

         Section 11. In the event of a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, any outstanding options hereunder shall terminate, provided that you shall, in such event, have the right immediately prior to such dissolution, liquidation, merger, consolidation, sale of assets or reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, to exercise the unexercised portion of the option in whole or in part without regard to the exercisable date contained in this option. Nothing herein contained shall prevent the assumption and continuation of this option or the substitution of a new option by the surviving corporation. The unexercised portion of this option which is not exercisable shall become immediately exercisable on the date on which a "Change in Control Event", as defined in the Plan, occurs.

         Section 12. You are not entitled by virtue of your acceptance of this option letter to any rights of a shareholder of the Company or to notice of meetings of shareholders or of any other proceedings of the Company.

         Section 13. All notices hereunder to the Company shall be delivered personally or mailed to its corporate offices, attention: Secretary, 3925 Embassy Parkway, Akron, Ohio 44333-1799 and all notices hereunder to you shall be delivered personally or mailed to you at your address noted above. Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Company or to you, as the case may be.

         Section 14. This option letter and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan as approved by the Board of Directors and shareholders, which are controlling. All decisions or interpretations of the Board of Directors and of the Compensation Committee referred to herein shall be binding and conclusive upon you or upon your executors or administrators upon any question arising hereunder or under the Plan.

         This option letter, when accepted by you, will constitute an agreement between us as of the date first above written, which shall bind and inure to the benefit of our respective executors, administrators, successors and assigns.

                                       Very truly yours,

                                       THE B.F.GOODRICH COMPANY


                                       By:______________________________________
                                            Vice President
                                       On behalf of the Compensation
                                       Committee of the Board of Directors
Accepted:

_______________________________1996
         (Date)


_______________________________
         (Signature)

                                January 2, 1996



1~

Dear 2~:


                        LIMITED STOCK APPRECIATION RIGHT
                        --------------------------------

THIS AGREEMENT REGARDING LIMITED STOCK APPRECIATION RIGHTS CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933.

         Section 1. The Key Employees' Stock Option Plan (hereinafter called the "Plan"), was originally adopted by the Board of Directors and the shareholders of the Company in 1947, and was most recently reauthorized by the shareholders on April 15, 1991, and amended by the Board of Directors on June 3, 1991. The Plan authorizes the Board of Directors or a committee of Directors to grant limited stock appreciation rights (hereinafter sometimes referred to as "LSAR") in connection with any option granted by the Board of Directors or a committee of Directors.

         The Compensation Committee of the Board of Directors has granted to you, as of January 2, 1996 an LSAR for 3~ shares of common stock of the Company at a price equal equal to the option price of the related Incentive Stock Option granted simultaneously herewith of $68.75. The expiration date of this LSAR is January 1, 2006. This LSAR shall be subject to the same terms and conditions set forth for the related Incentive Stock Option granted simultaneously and shall be exercisable as provided below. This option price represents 100% of the fair market value of the common stock on the date of grant as calculated under the Plan.

         The grant and exercise of this LSAR are subject to the condition that this LSAR, together with any other LSARs granted as of January 2, 1996, will conform with any applicable provisions of any State or Federal law or regulation in force either at the time of grant of the LSAR or the exercise thereof. The Compensation Committee and the Board of Directors reserve the right pursuant to the condition mentioned in this paragraph to terminate all or a portion of this LSAR, in the event that in the opinion of said Committee and Board, with the advice of counsel of the Company, this LSAR or the exercise thereof, or any other LSARs granted as of January 2, 1996, does not conform with any such applicable State or Federal law or regulation.

         Section 2. The LSAR granted hereby may be exercised as hereinafter provided in Section 3 at any time as to all or any of the shares then purchasable in accordance with Section 1 of the related Incentive Stock Option granted simultaneously herewith but in no event later than January 1, 2006 provided, however, that the number of shares subject to this LSAR shall be reduced by the number of shares which you purchase by exercise of the related Incentive Stock Option granted simultaneously with this LSAR and shall be reduced by any other reduction in the number of shares exercisable under such related Incentive Stock Option in accordance with its terms.

         Section 3. The LSAR may be exercised at the time and subject to the conditions hereinafter set forth. Upon such exercise, the related Incentive Stock Option granted simultaneously herewith shall be deemed surrendered and terminated as to all or any of the shares then purchasable in accordance with
Section 1 of the related Incentive Stock Option. Upon exercise, you shall receive any payment owed to you as a result of the exercise in cash.

                 (b) A written application containing an election to exercise this LSAR must be submitted to the Secretary of the Company, or his or her designee during the period which commences on the date on which a "Change in Control," as defined in the Plan, occurs and ends on the 60th day thereafter. Notwithstanding the foregoing, however, if a Change in Control occurs within six months after the date on which this LSAR was granted, then the period during which this LSAR may be exercised shall commence on the first day after six months have elapsed from the date on which this LSAR was granted, and shall end on the 60th day thereafter.

                 (c) The amount of cash paid upon exercise of this LSAR shall equal the total number of the related Incentive Stock Option shares surrendered multiplied by the amount by which the fair market value of a share of the Company's common stock on the date of exercise of this LSAR, exceeds the option price. The fair market value of a share of common stock, for purposes of this paragraph, shall be the arithmetic mean of the high and low prices of the common stock as reported on the New York Stock Exchange-Composite Transactions listing (or similar report) on the exercise date as determined in this Section 3(c), or, if no sale was made on such date, then on the next preceding day on which a sale was made. The related stock option or portion thereof surrendered upon the exercise of this LSAR shall cease to be exercisable.

                 (d) An exercise of this LSAR that does not occur within a period described in Section 3(b) shall be invalid.

         Section 4. The LSAR hereby granted is personal to you and is not assignable except as otherwise provided in the related Incentive Stock Option granted simultaneously herewith.

         Section 5. This LSAR is exercisable only when the fair market value of the common stock exceeds the option price of the related Incentive Stock Option.

         Section 6. Except as provided above, all other terms and conditions of the related Incentive Stock Option granted simultaneously herewith are incorporated herein and by this reference made a part of this agreement except that any reference to options, stock options or Incentive Stock Options shall mean LSAR's.

         This LSAR letter, when accepted by you, will constitute an agreement between us as of the date first above written, which shall bind and inure to the benefit of our respective executors, administrators, successors and assigns.

                                       Very truly yours

                                       THE B.F.GOODRICH COMPANY



                                       By_______________________________________
                                           Vice President
                                       On behalf of the Compensation
                                       Committee of the Board of Directors

Accepted:


______________________________1996
      (Date)


______________________________
      (Signature)